UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2006
PANERA BREAD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

6710 Clayton Road
Richmond Heights, MO	63117
(Address of principal executive offices)	(Zip Code)
314-633-7100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the Company’s press release dated February 1, 2006, announcing its comparable bakery-cafe sales for the four weeks ended January 24, 2006. The press release also includes supplemental pro forma financial information for fiscal 2005 quarterly periods to conform to the Company’s fiscal 2006 quarterly presentation.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits

Exhibit No.	Exhibit
99.1	Press Release, dated February 1, 2006 (furnished pursuant to Item 7.01)
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY
By:	/s/ Mark E. Hood
	Name:	Mark E. Hood
	Title:	Senior Vice President, Chief Financial Officer

Date: February 1, 2006

Exhibit Index

Exhibit No.	Exhibit

99.1	Press Release, dated February 1, 2006 (furnished pursuant to Item 7.01)